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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                January 15, 2002
                Date of Report (Date of earliest event reported)



                             INTELEFILM CORPORATION
             (Exact name of registrant as specified in its charter)


          MINNESOTA                    0-21534                  41-1663712

(State or other jurisdiction     (Commission File No.)     (IRS Employer ID No.)
    of incorporation)


        6385 Old Shady Oak Road, Suite 290, Eden Prairie, Minnesota 55344
                    (Address of principal executive offices)

                                 (952) 925-8840
              (Registrant's telephone number, including area code)


================================================================================

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

               The Registrant announced on January 16, 2002 that it had completed the sale of the stock of its commercial production subsidiary, Chelsea Pictures, Inc. to the Chelsea Pictures management group comprised of Steve Wax, Lisa Mehling and Alison Amon (collectively the "Chelsea Management Group"). The Chelsea Management Group paid $785,000 in proceeds to the Registrant, consisting of cash at closing of $250,000 and a promissory note for $585,000.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Financial Statements of Business Acquired

               Not applicable.

         (b)   Pro Forma Financial Information

               The following unaudited pro forma condensed financial statements are filed with this report:

               Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001 Pro Forma Condensed Consolidated Statements of Income:

                      Year Ended December 31, 2000
                      Nine Months Ended September 30, 2001

                      This unaudited pro forma financial information sets forth
               the impact of the sale of the stock of the Registrant's commercial production subsidiary, Chelsea Pictures, Inc., to the Chelsea Management Group. The Chelsea Management Group paid $785,000 in proceeds to the Registrant, consisting of cash at closing of $250,000 and a promissory note of $585,000. The note is payable in variable installments over a three year term and bears interest at a variable rate. The note is secured by the acquired Chelsea Pictures, Inc. stock, and 200,000 shares of iNTELEFILM common stock held by the Chelsea Management Group. The note limits personal recourse against the Chelsea Management Group to $150,000. The Company will use the sale proceeds for working capital. The sale transaction was consummated on January 15, 2002 and will be effective January 1, 2002.

                       The pro forma adjustments are based upon information
               currently available and on certain assumptions, described within the footnotes to the pro forma financial statements, that management of the Company believes are necessary and reasonable for a fair presentation of the pro forma financial information. The pro forma financial information and accompanying notes should be read in conjunction with the historical consolidated financial statements of the Company for the fiscal year ended December 31, 2000 and for the interim period ended September 30, 2001.

                        The objective of the unaudited pro forma financial
               information is to show what the significant effects on the historical financial statements might have been had the sale of Chelsea Pictures, Inc. occurred, for balance sheet purposes, on September 30, 2001, and, for statement of operations purposes, on January 1, 2000. However, the pro forma balance sheets are not necessarily indicative of the effects of the Company's financial position that would have been attained had the transaction occurred earlier. The unaudited pro forma statements of operations and balance sheets do not purport to present the Company's consolidated results of operations and financial position as they might have been, or as they may be in the future, had the transaction occurred on the assumed date.


               STATEMENTS OF OPERATIONS:

                                                                        Pro forma
                                                                      adjustments for    Pro forma after
                                                                       sale of the         sale of the
                                                                         stock of           stock of
                                                        iNTELEFILM       Chelsea            Chelsea
                                                       Corporation    Pictures, Inc.     Pictures, Inc.
              ------------------------------------------------------------------------  -----------------
              Nine months ended September 30, 2001:
               Revenues                               $31,695,953    $ (17,129,165)(1)     $  14,566,788
               Operating expenses                      39,783,004      (17,682,540)(1)        22,100,464
               -------------------------------------------------------------------      -----------------

              Income (loss) from operations            (8,087,051)         553,375            (7,533,676)
               Other income (expense)                      50,358               --                50,358
               Minority interest                          160,000               --               160,000
               Interest income (expense) - net           (468,559)         127,846 (2)          (340,713)
               -------------------------------------------------------------------      -----------------
                Net income (loss)                     $(8,345,252)   $     681,221         $  (7,664,031)
               ===================================================================      =================

               Basic and diluted net loss per share   $     (1.24)                         $       (1.14)
                                                      ===========                          =============
               Weighted average number of shares
               outstanding                              6,712,000                              6,712,000
                                                      ===========                          =============


(1)  To eliminate the revenue and operating expenses of Chelsea Pictures, Inc.

(2) To eliminate interest expense totaling $105,210 associated with a line of credit utilized in the operations of Chelsea Pictures, Inc. and to add interest income of $22,636 associated with the acquisition note receivable.

                                                                       Pro forma
                                                                     adjustments for    Pro forma after
                                                                       sale of the       sale of the
                                                                        stock of           stock of
                                                         iNTELEFILM      Chelsea            Chelsea
                                                        Corporation   Pictures, Inc.    Pictures, Inc.
              ------------------------------------------------------------------------- -----------------
              Year Ended December 31, 2000
                Revenues                               $ 66,997,559   $ (22,960,137)(1)     $ 44,037,422
                Operating expenses                       77,831,077     (22,636,981)(1)       55,194,096
                --------------------------------------------------------------------     ----------------
                Income (loss) from operations           (10,833,518)       (323,156)         (11,156,674)
                Other income (expense)                     (259,724)          8,744             (250,980)
                Interest income (expense) - net             148,751          74,108 (2)          222,859
                --------------------------------------------------------------------     ----------------
                 Net income (loss)                     $(10,944,491)  $    (240,304)        $(11,184,795)
                ====================================================================     ================

                Basic and diluted net loss per share   $      (1.70)                        $      (1.74)
                                                       ============                         ============
                Weighted average number of shares
                outstanding                               6,437,000                            6,437,000
                                                       ============                         ============


(1)  To eliminate the revenue and operating expenses of Chelsea Pictures, Inc.

(2) To eliminate interest expense totaling $45,113 associated with a line of credit utilized in the operations of Chelsea Pictures, Inc. and to add interest income of $28,995 associated with the acquisition note receivable.

               BALANCE SHEET:

                                                                   Pro forma
                                                                adjustments for       Pro forma after
                                                                  sale of the           sale of the
                                                                   stock of               stock of
                                                    iNTELEFILM      Chelsea               Chelsea
                                                   Corporation   Pictures, Inc.        Pictures, Inc.
           -----------------------------------------------------------------------    ----------------
           September 30, 2001
             Current assets                          7,569,016    (2,350,764)(1)(2)         5,218,252
             Property and equipment - net            2,606,902      (136,429)(1)            2,470,473
             Intangible assets - net                 5,197,508    (1,035,116)(1)            4,162,392
             Note receivable                                --       585,000 (3)              585,000
                                                    -------------------------         ----------------
             Total assets
                                                    15,373,426    (2,937,309)              12,436,117
                                                    =========================         ================

             Current liabilities                    11,837,294    (2,304,680)(2)(3)         9,532,614
             Long-term debt                            420,223            --                  420,223
             Minority interest                       1,322,484       (20,049)(2)            1,302,435
             Shareholders' equity                    1,793,425      (612,580)               1,180,845
                                                    -------------------------         ----------------
             Total liabilities and shareholders'
             equity                                 15,373,426    (2,937,309)              12,436,117
                                                    =========================         ================

(1)  To eliminate the assets of Chelsea Pictures, Inc.

(2) To eliminate the liabilities of Chelsea Pictures, Inc. which were assumed by virtue of the purchase of the common stock and to eliminate the minority interest associated with stock options earned by the Chelsea Management Group which were cancelled pursuant to the sale transaction.

(3) To reflect receipt of the sale proceeds of $250,000 in cash and a note receivable of $585,000 net of an accrual for estimated disposition costs of $127,500.

(c)  Exhibits

     10.1 Stock Purchase Agreement by and between the Company, and Alison Amon, Lisa Mehling and Steve Wax dated January 15, 2002

     10.2 Stock Pledge Agreement by and between the Company, and Alison Amon, Lisa Mehling and Steve Wax dated January 15, 2002

     10.3 Promissory Note made by Alison Amon, Lisa Mehling and Steve Wax for the benefit of the Company dated January 1, 2002

     99.1 Press Release dated January 16, 2002



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January  30, 2002               iNTELEFILM Corporation


                                       /s/ Mark A Cohn
                                       -----------------------------------------
                                       Mark A. Cohn
                                       ITS:   Chief Executive Officer





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                                  EXHIBIT INDEX

10.1 Stock Purchase Agreement by and between the Company, and Alison Amon, Lisa Mehling and Steve Wax dated January 15, 2002

10.2 Stock Pledge Agreement by and between the , and Alison Amon, Lisa Mehling and Steve Wax dated January 15, 2002

10.3 Promissory Note made by Alison Amon, Lisa Mehling and Steve Wax for the benefit of the Company dated January 1, 2002

99.1   Press Release dated January 16, 2002